EXHIBIT 10.5


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

        This Amended and Restated Investors' Rights Agreement (this "AGREEMENT") is made and entered into as of September 25, 1996 by and among (i) SportsLine USA, Inc., a Delaware corporation (the "COMPANY"), (ii) the holders of the Series A Preferred Stock of the Company ("SERIES A STOCK") outstanding as of the date hereof, as listed on Exhibit A attached hereto (the "SERIES A HOLDERS"),
(iii) the holders of the Series B Preferred Stock of the Company ("SERIES B STOCK") outstanding as of the date hereof, as listed on Exhibit B attached hereto (the "SERIES B HOLDERS") (iv) the parties listed on Exhibit C attached hereto (the "INVESTORS"), (v) The Estate of Burk Zanft ("ZANFT"), and (vi) Michael Levy ("LEVY").

                                 R E C I T A L S

        A. The Company, the Series A Holders, the Series B Holders, Zanft and Levy have entered into that certain Amended and Restated Investors' Rights Agreement dated as of March 12, 1996 (the "INVESTORS' RIGHTS AGREEMENT").

        B. Concurrently herewith, the Investors are purchasing from the Company shares of its Series C Preferred Stock (the "SERIES C STOCK") pursuant to a Subscription Agreement dated of even date herewith among the Company and the Investors (the "SUBSCRIPTION AGREEMENT").

        C. To induce the Investors to purchase the Series C Preferred Stock pursuant to the Subscription Agreement, the parties to the Investors' Rights Agreement desire to enter into this Agreement and to amend and restate the Investors' Rights Agreement as set forth herein.

        D. It is the intention of the parties hereto that, upon execution of this Agreement by the holders of not less than eighty percent (80%) of the Registrable Securities (as such term is defined in the Investor's Rights Agreement), the Investors' Rights Agreement shall be amended and restated as set forth herein and that the Investors shall become parties hereto.

        NOW THEREFORE, in consideration of the above recitals and the mutual covenants made herein, the parties hereby agree that the Investors' Rights Agreement shall be amended and restated as follows:

        1. INFORMATION RIGHTS.

           1.1 FINANCIAL INFORMATION. The Company covenants and agrees that
(i) with respect to the Investors, for so long as the Investors hold at least 250,000 shares of Series C Stock and/or the equivalent number (on an as converted basis) of shares of Common Stock of the Company ("COMMON STOCK") issued upon the conversion of shares of Series A Stock or Series B Stock ("CONVERSION STOCK"), (ii) with respect to the Series A Holders, so long as Series A Holders collectively hold at least 500,000 shares of Series A Stock and/or the equivalent number (on an as converted basis) of shares of Conversion Stock, (iii) with respect to the Series B Holders, so long as Series B Holders collectively hold at least 270,000 shares of Series B Stock and/or the equivalent number (on an as converted basis) of shares of Conversion Stock, and
(iv) with respect to Zanft, for so long as Zanft holds at least 500,000 shares of Common Stock, the Company will:

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        (a) ANNUAL REPORTS. Furnish to the Investors, the Series A Holders, the
Series B Holders and Zanft, as soon as practicable and in any event within 90 days after the end of each fiscal year of the Company, a consolidated Balance Sheet as of the end of such fiscal year, a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, setting forth in each case in comparative form the figures from the Company's previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices ("GAAP") and audited by nationally recognized independent certified public accountants;

        (b) OUARTERLY REPORTS. Furnish to the Investors, the Series A Holders, the Series B Holders and Zanft, as soon as practicable, and in any case within forty-five (45) days of the end of each f seal quarter of the Company (except the last quarter of the Company's fiscal year), quarterly unaudited financial statements, including an unaudited Balance Sheet and an unaudited Statement of Income and a statement of shareholder's equity as of the end of such fiscal quarter and a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit each Investor, Series A Holder, Series B Holder and Zanft to calculate its or his percentage equity ownership in the Company;

        (c) MONTHLY REPORTS. Furnish to the Investors, the Series A Holders, the Series B Holders and Zanft as soon as practicable, and in any case within forty-five (45) days of the end of each calendar month (except the last month of the Company's fiscal year), monthly unaudited financial statements, including an unaudited Balance Sheet and an unaudited Statement of Income;

        (d) ANNUAL BUDGET. Furnish to the Investors, the Series A Holders, the Series B Holders and Zanft as soon as practicable and in any event no later than thirty (30) days after the-close of each fiscal year of the Company, an annual operating plan and budget, prepared on a monthly basis, for the next immediate fiscal year. The Company shall also furnish to the Investors, the Series A Holders, the Series B Holders and Zanft, within a reasonable time of its preparation, amendments to the annual budget, if any; and

        (e) OFFICER STATEMENT. With respect to the financial statements called for in subsections (b) and (c) of this Section 1.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of foot-notes and normal year-end audit adjustments that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified.

        1.2 INSPECTION RIGHTS: CONFIDENTIALITY. The Company shall permit (i) each Investor holding shares of Series C Stock and/or shares of Conversion Stock, or any combination thereof, at such Investor's expense, (ii) each Series B Holder holding shares of Series B Stock

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and/or shares of Conversion Stock, or any combination thereof, at such Series B
Holder's expense, (iii) each Series A Holder holding at least 500,000 shares of Series A Stock and/or the equivalent number (on an as-converted basis) of shares of Conversion Stock, or any combination thereof, at such Series A Holders' expense, and (iv) Zanft, so long as Zanft owns at least 500,000 shares of Common Stock, at Zanft's expense, to visit and inspect the Company's properties, to examine and copy its books or account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor, Series A Holder or Zanft, as the case may be. Each Investor, Series A Holder, Series B Holder or Zanit, as the case may be, agrees to hold all information received pursuant to this Section in confidence, and not to use or disclose any of such information to any third party (other than an Investor or one of its principals, or to any regulatory authority (including the National Association of Insurance Commisioners) to which an Investor is subject requesting the same), except to the extent such information may be made publicly available by the Company.

        1.3 DELIVERY. All information and documents required to be delivered to Series A Holders under this Section 1 may be delivered to Kleiner, Perkins, Caubield & Byers only, thereby fully satisfying any such delivery requirements.

        1.4 OBSERVER RIGHTS. So long as an Investor or Series B Holder owns not less than 250,000 shares of Series C Preferred Stock or Series B Preferred Stock, as the case may be (or an equivalent amount of Common Stock issued upon conversion thereof), such Investor or Series B Holder, at its own expense, shall be entitled to have a representative attend all meetings of the Company's Board of Directors in a nonvoting observer capacity (each, an "INVESTOR REPRESENTATIVE"). If such an Investor or Series B Holder designates an Investor Representative to the Company, the Company shall concurrently provide the Investor Representative with copies of all notices, minutes, consents and other materials it provides to members of the Board of Directors; provided, that the Investor Representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude any Investor Representative from any meeting or portion thereof if access to such information or meeting or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to any Investor Representative representing an Investor or series B Holder that is a direct competitor of the Company.

        1.5 TERMINATION OF CERTAIN RIGHTS. The Company's obligations under Sections 1.1, 1.2 and 1.4 above will terminate upon the closing of the Company's initial public offering of Common Stock pursuant to an effective registration statement filed under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT").

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2. REGISTRATION RIGHTS.

     2.1 DEFINITIONS. For purposes of this Section 2:

        (a) REGISTRATION. The terms "REGISTER, " "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

        (b) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means:
(1) all the shares of Common Stock of the Company issued or issuable upon the conversion of any shares of Series A Stock, Series B Stock or Series C Stock;
(2) the shares of Common Stock now held collectively by Levy (the "LEVY SHARES") and Zanft and set forth in EXHIBIT D attached hereto (the "SHAREHOLDERS' SHARES"); (3) any shares of Common Stock of the Company issuable upon the exercise of warrants to purchase Common Stock currently held by the Series A Holders; (4) any shares of Common Stock of the Company issuable upon the exercise of warrants to purchase Common Stock currently held by Zanft ("ZANFT WARRANT SHARES"); (5) any shares of Common Stock of the Company issuable upon the exercise of warrants to purchase Common Stock currently held by US WEST Interactive Services, Inc.; and (6) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clause (1), (2), (3), (4) or (S) of this Section 2.1(b); EXCLUDING in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act or; PROVIDED, HOWEVER, that notwithstanding anything herein to the contrary, the Shareholders' Shares, the Zanft Warrant Shares and any shares of Common Stock described in clause (6) of this Section 2. l(b) that are issued in respect of any Shareholders' Shares or the Zanft Warrant Shares (which with the Shareholders' Shares are collectively hereinafter referred to as the "EXCLUDED SHARES"), shall not be Registrable Securities for purposes of Section 2.2 of this Agreement and the Levy Shares shall not-be Registrable Securities for purposes of Sections 2.4 or
3. By virtue of being a "Holder" for purposes of Section 2.3, the Holders of the Excluded Shares shall have piggyback registration rights with respect to offerings under Sections 2.2 or 2.4 hereof.

        (c) REGISTRABLE SECURITIES THEN OUTSTANDING. The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean the number of shares of Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

        (d) HOLDER. For purposes of this Section 2 and Section 4 hereof, the term "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement; PROVIDED, HOWEVER, that for purposes of this Agreement, a record holder of shares of Series A Stock, Series B Stock or Series C Stock


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convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; PROVIDED FURTHER, that a holder of Excluded Shares (as defined in Section 2. l(b)) shall not be a Holder with respect to such Excluded Shares for purposes of Section 2.2 (and as to the Levy Shares, Sections
2.4 or 3) of this Agreement; and PROVIDED FURTHER, that the Company shall in no event be obligated to register shares of Series A Stock, Series B Stock or Series C Stock, and that Holders of Registrable Securities will not be required to convert their shares of Series A Stock, Series B Stock or Series C Stock, as the case may be, into Common Stock in order to exercise the registration rights granted hereunder, until immediately before the closing of the offering to which the registration relates.

        (e) FORM S-3. The term "FORM S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

        (f) SEC. The term "SEC" or "COMMISSION" means the U.S. Securities and Exchange Commission.

2.2 DEMAND REGISTRATION.

        (a) REQUEST BY HOLDERS. If the Company shall receive at any time after the earlier of (i) the effective date of the Company's initial public offering of its securities pursuant to a registration filed under the Securities Act or,
(ii) May 5, 2000 (provided such date is not within six months after the effective date of the Company's initial public offering), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("REQUEST NOTICE") to all Holders, and effect, as soon as practicable and in any event within sixty
(60) days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 2.2; PROVIDED that the Registrable Securities requested by all Holders to be registered pursuant to such request must either (i) be at least fifty percent (50%) of all Registrable Securities then outstanding, (ii) in the case of a request by the Holders of Series B Stock or Series C Stock, be at least twenty percent (20%) of all Registrable Securities issued or issuable upon conversion of the Series B Stock or Series C Stock, as the case may be, or (iii) have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $5,000,000.

        (b) UNDERWRITING. If the Holders initiating the registration request under this Section 2.2 ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). The underwriter shall be selected by the Company with the consent of the majority in interest of the Initiating Holders,

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which consent will not unreasonably be withheld. In such event, the right of any
Holder to include its or his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); PROVIDED, HOWEVER, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

        (c) MAXIMUM NUMBER OF DEMAND REGISTRATIONS. The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2. The Company shall not be deemed to have effected a registration pursuant to this Section 2.2 unless a registration statement in respect thereof shall have been declared effective by the Commission.

        (d) DEFERRAL. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to this Section 2.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve (12) month period.

        (e) EXPENSES. All expenses incurred in connection with a registration pursuant to this Section 2.2, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (but excluding underwriters' discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 2.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts and commissions payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a

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majority of the Registrable Securities to be registered, unless the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) demand registration pursuant to this Section 2.2 (in which case such right shall be forfeited by all Holders of Registrable Securities); PROVIDED, FURTHER, HOWEVER, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 2.2.

        2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (INCLUDING, but not limited to, registration statements relating to secondary offerings of securities of the Company and registration statements relating to any registration under Section
2.2 or Section 2.4 of this Agreement but EXCLUDING any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

        (a) UNDERWRITING. If a registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, and SECOND, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder; PROVIDED, HOWEVER, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities

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included in any such registration is not reduced below thirty three and one-third percent (33 1/3%) of the shares included in the registration, except for a registration relating to the Company's initial public offering from which all Registrable Securities may be excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder", and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder", as defined in this sentence.

        (b) EXPENSES. All expenses incurred in connection with a registration pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

     2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

        (a) NOTICE. Promptly give written notice of the proposed registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

        (b) REGISTRATION. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

        (1) if Form S-3 is not available for such offering by the Holders;

        (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

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        (3) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.4;

        (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

        (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

        (c) EXPENSES. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 2.4 as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4, (excluding underwriters' or brokers' discounts and commissions), including without limitation all filing, registration and qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company.

        (d) NOT DEMAND REGISTRATION. Form S-3 registrations shall not be deemed to be demand registrations as described in Section 2.2 above.

        2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

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        (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdictions.

        (e) In the event of any underwritten public offering, enter into and perforrn its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        (g) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or market on which similar securities issued by the Company are then listed.

        (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

        2.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or
2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

        2.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

        2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

        (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as deemed in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

        (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

        (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

        (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case to a Holder, partner, officer or director, underwriter or controlling person of such Holder for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director or controlling person of such Holder.

        (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter or such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by a Holder under this Section 2.8(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

        (c) NOTICE. Promptly after receipt by an indemnified party under this
Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

        (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

        (e) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.8; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others and based on equitable considerations) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such Holder will be required to contribute any amount in excess-of the net proceeds received by such Holder from the offering pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        (f) SURVIVAL. The obligations of the Company and Holders under this
Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

        (g) CONFLICT WITH UNDERWRITING AGREEMENT. In the event of any conflict between the indemnity provisions of this Agreement and those of any Underwriting Agreement entered into by the Company with respect to a registration with the SEC of Registrable Securities, the provisions of the Underwriting Agreement shall supersede and control.

        2.9 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED, HOWEVER, that:

        (a) such agreement shall be applicable only to the first two such registration statements of the Company which cover securities to be sold on its behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; and

        (b) all executive officers and directors and, to the extent finally required by the Company's underwriters, employees of the Company then holding Common Stock of the Company enter into or become bound by similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        2.10 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

        (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act fled by the Company for an offering of its securities to the general public;

        (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

        (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

        2.11 TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations pursuant to Sections 2.2 through 2.4 with respect to: (i) any request or requests for registration made by any Holder on a date more than five
(5) years after the closing date of the Company's initial public offering; or
(ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 2.2, 2.3 or 2.4 if, in the opinion of counsel to the Company that is reasonably satisfactory to such Holder, all such Registrable Securities proposed to be sold by a Holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

        2.12 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities held by the Investors, the Series A Holders and the Series B Holders then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 2.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Investors, the Series A Holders and the Series B Holders which are included.

3. RIGHT OF FIRST REFUSAL.

        3.1 GENERAL. Each Holder (as defined in Section 2.1(d)) and any party to whom such Holder's rights under this Section 3 have been duly assigned in accordance with Section 4.1 (b) (EACH such Holder or assignee being hereinafter referred to as a "RIGHTS HOLDER") has the right of first refusal to purchase such Rights Holder's Pro Rata Share (as defined below), of all (or any part) of any "New Securities" (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement. A Rights Holder's "PRO RATA SHARE" for purposes of this right of first refusal is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1 (d)), to (b) a number of shares of Common Stock of the Company equal to the sum of (i) the total number of shares of Common Stock of the Company then outstanding plus (ii) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (iii) the number of shares of Common Stock of the Company reserved for issuance under stock purchase and stock option plans of the Company and outstanding warrants.

        3.2 NEW SECURITIES. "NEW SECURITIES" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; PROVIDED, HOWEVER, that the term "New Securities" DOES NOT INCLUDE:

        (i) up to 1,750,000 shares of the Company's Common Stock
     (and/or options or warrants therefor) issued to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to incentive agreements or plans approved by the Board of Directors of the Company (inclusive of 1,585,650 shares issuable upon exercise of options and warrants outstanding or to be granted as of the date hereof), or such greater number of shares as shall be unanimously approved by the Board of Directors of the Company ("EMPLOYEE OPTIONS")(such numbers of shares being subject to proportional adjustment to reflect subdivisions, combinations and stock dividends affecting the number of outstanding shares of such stock);

        (ii) any securities issuable upon conversion of or with respect to any then outstanding shares of Series A Stock, Series B Stock, Series C Stock or Common Stock or other securities issuable upon conversion thereof;

        (iii) any securities issuable upon exercise of any of the options, warrants or rights (other than Employee Options)("WARRANT SECURITIES") to purchase 2,475,000 shares of Common Stock outstanding as of the date hereof, any Warrant Securities hereafter unanimously approved by the Board of Directors of the Company, and any securities issuable upon the conversion of any Warrant Securities;

        (iv) shares of the Company's Common Stock or Preferred Stock issued in connection with any stock split or stock dividend;

        (v) any shares of Common Stock of the Company issuable upon the exercise of warrants to purchase Common Stock currently held by US WEST Interactive Services, Inc.;

        (vi) securities offered by the Company to the public pursuant to a registration statement filed under the Securities Act; or

        (vii) up to 50,000 shares of the Company's Common Stock (and/or options or warrants therefor) issued or issuable to nonaffiliate third parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing (such number of shares being subject to proportional adjustment to reflect subdivisions, combinations and stock dividends affecting the number of outstanding shares of such stock), provided that this exception
     (vi) shall not apply unless the arrangement is unanimously approved by the Company's Board of Directors; or

        (viii) securities issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the voting power of such other corporation or entity or fifty percent (50%) or more of the equity ownership of such other entity.

        3.3 PROCEDURES. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Rights Holder written notice of its intention to issue New Securities (the "Notice"), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Rights Holder shall have fifteen
(15) days from the date of mailing of any such Notice to agree in writing to purchase such Rights Holder's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder's Pro Rata Share). If any Rights Holder fails to so agree in writing within such fifteen (15) day period to purchase such Rights Holder's full Pro Rata Share of an offering of New Securities (a "NONPURCHASING HOLDER"), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of its or his Pro Rata Share of such New Securities that it or he did not so agree to purchase, and the Company shall promptly give each Rights Holder who has timely agreed to purchase its or his full Pro Rata Share of such offering of New Securities (a "PURCHASING HOLDER") written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder's full Pro Rata Share of such offering of New Securities (the "OVERALLOTMENT NOTICE"). Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holders' unpurchased Pro Rata Shares of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Holders, at any time within ten (10) days after receiving the Overallotment Notice.

        3.4 FAILURE TO EXERCISE. In the event that the Rights Holders fail to exercise in full the right of first refusal within such fifteen (15) plus ten
(10) day period, then the Company shall have 120 days thereafter to sell the New Securities with respect to which the Rights Holders' rights of first refusal hereunder were not exercised, at a price and upon general terms not-materially more favorable to the purchasers thereof than specified in the Company's Notice to the Rights Holders. In the event that the Company has not issued and sold the New Securities within such 120 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

        3.5 TERMINATION. This right of first refusal shall terminate (i) immediately upon the closing of the first underwritten sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, covering the offer and sale of Common Stock to the public, or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) or more of the voting power of the corporation or other entity surviving such transaction pursuant to this Section 3. Notwithstanding clause (i) above, if (i) the Series A Stock, the Series

B Stock and the Series C Stock are not automatically converted to Common Stock as a result of such IPO, and (ii) Investors, Series A Holders, Series B Holders or Series C Holders do not exercise their rights under Section 2 hereof with respect to such offering, then this right of refusal shall remain in effect until the earlier of (i) the third anniversary of the IPO; (ii) termination of the Amended and Restated Voting Agreement of even date herewith by and among the Company, the Investors, the Series A Holders, the Series B Holders and holders of the Company's Common Stock; or (iii) such time as the Company's traded stock price on a national exchange or the Nasdaq National Market exceeds $5.00 for a period of thirty (30) or more consecutive days and the Company has in excess of $10,000,000 in cash or cash equivalents, as shown on its most recent financial statements.

4. ASSIGNMENT AND AMENDMENT.

    4.1 ASSIGNMENT. Notwithstanding anything herein to the contrary:

        (a) INFORMATION RIGHTS. The rights of an Investor, a Series A Holder o a Series B Holder under Sections 1.1 and 1.4 are not assignable, other than to an assignee requiring such rights to comply with applicable ERISA requirements.

        (b) REGISTRATION RIGHTS; REFUSAL RIGHTS. The registration rights of a Holder under Section 2 hereof and the rights of first refusal of a Rights Holder under Section 3 hereof may be assigned only to (i) in the case of an Investor, a party who acquires from such Investor at least twenty percent (20%) of the shares of Series C Stock issued to such Investor under the Subscription Agreement and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof, (ii) in the case of a Series B Holder, a party who acquires from such Series B Holder at least twenty percent (20%) of the shares of Series B Stock originally issued to such Series B Holder and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof, (iii) in the case of a Series A Holder, a party who acquires from such Series A Holder at least 250,000 shares of Series A Stock and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof, or (iv) in the case of Levy or Zanft, a party who acquires from either of them at least 250,000 shares of Common Stock (subject to Section 4.1 (c) below); PROVIDED, HOWEVER, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and PROVIDED FURTHER, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

        (c) PERMITTED TRANSFEREES. Notwithstanding any other provision of this Agreement or any minimum share holding requirements in this Agreement to the contrary, in the event that any of Zanft, Levy or any Series A Holder, Series B Holder or Investor makes any of the following types of assignment to any of the following transferees, such transferee shall succeed to all of such assignor's rights under this Agreement, subject to such assignor's obligations hereunder:
(i) any sale, assignment, pledge, hypothecation or other transfer or disposition ("TRANSFER") or gift (A) by any such assignor to any spouse, child, child of a spouse, parent or grandchild of such assignor or (B) by any of such relatives to such assignor, or (C) by any such assignor to (x) a trust of which there are no principal beneficiaries other than such assignor or one or more of such relatives of such assignor, (y) a partnership of which there are no partners other than such assignor, one or more of such relatives of such assignor or one or more trusts which would qualify as a Permitted Transferee (as defined below) under clause (i)(C)(x) hereof, or (z) a corporation of which there are no stockholders other than such assignor, one or more of such relatives of such assignor or one or more trusts which would qualify as a Permitted Transferee under clause (i)(C)(x) hereof; (ii) any Transfer to a legal representative or guardian of an assignor or any such relative in the event the assignor or any such relative becomes mentally incompetent; (iib any Transfer by will or the laws of descent; (iv) with respect to a corporate or partnership assignor, a Transfer to any affiliate (as such term is defined in Rule 12b-2 under the Exchange Act) thereof; PROVIDED, HOWEVER, that in each of cases (i) through (iv) each such transferee, donee or distributee agrees to take subject to and to be bound by and to comply with the provisions of this Agreement (a "PERMITTED TRANSFEREE"). Accordingly, wherever in this Agreement the terms "Series A Holder," "Series B Holder," "Investor," "Zanft" or "Levy" appears, it shall be deemed to include a reference to the respective Permitted Transferees thereof.

        4.2 AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 80% of the Registrable Securities; PROVIDED, that the provisions of Section 5 hereof may only be amended or waived with the written consent of the Company, Zanft and Levy. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company and each Series A Holder, each Series B Holder, each Investor, each Holder, Zanft, Levy and each permitted successor or assignee of each of the foregoing.

5. PUT IN THE EVENT OF DEATH OF LEVY.

        5.1 Subject to applicable law, upon the death of Levy, Zanft and Zanft's Permitted Transferees (collectively, the "ZANFT HOLDERS") shall have the irrevocable option to require Levy's estate to purchase all of the shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock, and options or warrants to acquire shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock (the "ZANFT SECURITIES"), held by all such Zanft Holders for an aggregate purchase price of $2,000,000. Such option shall be exercisable by notice from the Zanft Holders given within sixty (60) days after the date of death of Levy. Upon receipt of any such notice, Levy's estate shall purchase from the Zanft Holders all of the Zanft Securities at a closing to be held on or prior to the 30th day following the date of such notice on a date to be designated by the administrator of Levy's estate, or such later date on which Levy's estate shall have received the proceeds of the life insurance policy to be maintained pursuant to Section 5.2. At the closing, the Zanft Holders shall present to Levy's estate all certificates for the Zanft Securities in proper form for transfer. The Zanft Securities shall be transferred free of all liens and encumbrances, or adverse claims of any kind or character.

        5.2 So long as the provisions of Section 5.1 shall remain in effect, the Company shall maintain and be the beneficiary of an insurance policy (the "POLICY") providing not less than $2,000,000 insurance on the life of Levy, the proceeds of which shall be assigned to the Zanft Holders pursuant to an assignment substantially in the form of Exhibit C to that certain Subscription Agreement between the Company and Zanft, Levy and Zanft agree that the proceeds of insurance payments under the Policy shall be applied as follows: FIRST, if the Zanft Holders shall have exercised their option pursuant to Section 5.1 to require Levy's estate to purchase all of the Zanft Securities, $2,000,000 of such proceeds shall be paid to or retained by the Zanft Holders at the closing provided for in Section 5.1 hereof in satisfaction of Levy's estate's obligation to pay such amount, if not already paid by Levy's estate, or, if already paid by Levy's estate shall be applied to reimburse Levy's estate therefor; and SECOND, the balance, if any, of such proceeds shall be paid to or retained by Levy's estate. Levy shall request that his insurance broker advise Zanft in writing promptly of Levy's failure to pay any premium for the Policy or of the cancellation, expiration or termination for any reason of the Policy. If Levy shall fail to maintain the Policy or to make any payment of premiums in respect of the Policy, the Zanft Holders shall have the right to obtain a Policy or pay premiums in respect of any Policy maintained by Levy, and any expenses incurred by the Zanft Holders in connection therewith shall be payable by Levy on demand.

        5.3 This Section 5 shall terminate at the first to occur of any of the following:

        (a) August 1, 2004 (provided that such date may be extended for up to ten additional years with the written consent of Zanft and Levy);

        (b) the consummation of the first sale of securities of the Company to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended;

        (c) the first date on which Zanft owns less than 150,000 shares of Common Stock (as adjusted for stock splits, recapitalizations and the like);

        (d) upon the closing of (i) any consolidation or merger of the Company with or into any other corporation or corporations in which the holders of the Company's outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain stock representing a majority of the voting power of the surviving corporation of such consolidation or merger or stock representing a majority of the voting power of a corporation that wholly owns, directly or indirectly, the surviving corporation of such consolidation or merger; (ii) the sale, transfer or assignment of securities of the Company representing a majority of the voting power of all the Company's outstanding voting securities-by the holders thereof to an acquiring party in a single transaction or series of related transactions; or (iii) the sale of all or substantially all the Company's assets; or

        (e) upon mutual agreement to such termination by Levy and Zanft expressed in a written jointly executed document.

6. GENERAL PROVISIONS.

        6.1 NOTICES. All notices hereunder (including the Exercise Notice) shall be in writing and shall be given by (i) certified or registered mail, return receipt requested; (ii) hand delivery; or (iii) nationally recognized overnight courier service; a notice shall be deemed to have been given (a) when delivered by hand; (b) three days after mailing, in the case of certified or registered mail; and (c) one business day after being forwarded to a nationally recognized overnight courier service for overnight delivery; in each case correctly addressed to such party at its address set forth below or such other address as such party may specify by notice to the other parties hereto:

        (a) if to a Series A Holder, at such Series A Holder's respective address as set forth on Exhibit A hereto;

        (b) if to a Series B Holder, at such Series B Holder's respective address as set forth on Exhibit B hereto;

        (c) if to an Investor, at such Investor's respective address as set forth on Exhibit C hereto;

        (d) if to the Company or Levy, at 6340 N.W. 5th Way, Fort Lauderdale, Florida 33309; and

        (e) if to Zanft, at c/o Marvin Freeman, Executor, 745 Downing Street, Teaneck, New Jersey 07666.

        6.2 ENTIRE AGREEMENT. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

        6.3 GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, excluding that body of law relating to conflict of laws and choice of law.

        6.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

        6.5 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

        6.6 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 4.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

        6.7 CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

        6.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.9 COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

        6.10 ADJUSTMENTS FOR STOCK SPLITS. ETC. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

        6.11 AGGREGATION OF STOCK. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        6.12 REGULATED FINANCIAL INSTITUTIONS COMPLIANCE OBLIGATION. Nothing in this Agreement shall diminish the continuing obligations of any financial institution to comply with applicable requirements of law that it maintain responsibility for the disposition of, and control over its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1141(b) of the New York Insurance Law, as amended, and as hereafter from time to time in effect.

        6.13 SIGNATURES OF PARTIES. Each person who executes this Agreement acknowledges and agrees that such person's signature on the Signature Pages hereof shall constitute its or his agreement to the terms and conditions hereof in all applicable capacities (i.e., as an Investor, Series A Holder and/or Series B Holder, as the case may be).

                         (CONTINUED ON SIGNATURE PAGE)

        IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date and year first above written.

SPORTSLINE USA, INC.

By: /s/ MICHAEL LEVY
    ------------------------------------------
    Michael Levy, President

US WEST INTERACTIVE SERVICES, INC.

By: /s/ JOHN O'FARRELL
    ------------------------------------------
    John O'Farrell, President

ALLIANCE TECHNOLOGY VENTURES, L.P.

By: /s/ STEPHEN FLEMING
    ------------------------------------------
    Stephen Fleming, General Partner

ATV/MFJ PARALLEL FUND, L.P.

By: /s/ STEPHEN FLEMING
    ------------------------------------------
    Stephen Fleming, General Partner

TCI ONLINE SPORTS HOLDINGS, INC.

By: /s/ B. RAVENEL
    ------------------------------------------
Title:

REUTERS NEWMEDIA INC.

By: /s/ STEVEN LAKE
    ------------------------------------------
    Steven Lake, Senior Vice President

NEW YORK LIFE INSURANCE COMPANY

By: /s/ PHILLIP A. SMITH
    -------------------------------------------
    Phillip A. Smith, Investment Vice President

                [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

ANTARES CAPITAL FUND II LIMITED PARTNERSHIP

By: ANTARES CAPITAL PARTNERS II, INC.,
    its General Partner

By: /s/ RANDALL E. POLINER
    -------------------------------------------
    Randall E. Poliner, President

TRANSATLANTIC VENTURE PARTNERS, C.V.

By: /s/
    -------------------------------------------
Title:

KLEINER PERKINS CAUFIELD & BYERS VII

By: /s/ JOSEPH S. LACOB
    -------------------------------------------
Title: General Partner of KPCB VII Associates,
       the General Partner of Kleiner Perkins
       Caufield & Byers VII

KPCB VII FOUNDERS FUND

By: /s/ JOSEPH S. LACOB
    -------------------------------------------
Title: General Partner of KPCB VII Associates,
       the General Partner of KPCB VII
       Founders Fund

KPCB INFORMATION SCIENCES ZAIBATSU
FUND II

By: /s/ JOSEPH S. LACOB
    -------------------------------------------
Title: General Partner of KPCB VII Associates,
       the General Partner of KPCB Information
       Sciences Zaibatsu Fund II

STANFORD UNIVERSITY

By: /s/ CAROL GILINER
    -------------------------------------------
Title:

                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

CHASE 1991 REVOCABLE TRUST DTD 4/2/91

By: /s/ ANDREW CHASE
    -------------------------------------------
    Andrew Chase, Trustee

NATIO VIE DEVELOPPEMENT II

By: /s/ DOMINIQUE BELLANGER
    -------------------------------------------
    Dominique Bellanger, Fund Manager

NATIO NOUVEAUX MARCHES EUROPE

By: /s/ DOMINIQUE BELLANGER
    -------------------------------------------
    Dominique Bellanger, Fund Manager


    -------------------------------------------
    Richard A. Petit

    /s/ MICHAEL LEVY
    -------------------------------------------
    Michael Levy

THE ESTATE OF BURK ZANFT

By: /s/ MARVIN FREEMAN
    -------------------------------------------
    Marvin Freeman, Executor

                [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                    EXHIBIT A

                            LIST OF SERIES A HOLDERS

                                                     NUMBER OF SHARES HELD
        NAME AND ADDRESS                                SERIES A STOCK
        ------------------------------------------   ---------------------
        Kleiner Perkins Caufield & Byers VII                2,637,000
        2750 Sand Hill Road
        Menlo Park, CA 94025

        KPCB VII Founders Fund                                288,000
        2750 Sand Hill Road
        Menlo Park, CA 94025

        KPCB Information Sciences Zaibatsu Fund II             75,000
        2750 Sand Hill Road
        Menlo Park, CA 94025

                                    EXHIBIT B

                            LIST OF SERIES B HOLDERS

                                              NUMBER OF SHARES HELD
        NAME AND ADDRESS                         SERIES B STOCK
        -----------------------------------   ---------------------
        Alliance Technology Ventures, L.P.           1,028,778
        3343 Peachtree Road N.E.
        Suite 1140, East Tower
        Atlanta, Georgia 30326
        Attn: Stephen Fleming

        ATV/MFJ Parallel Fund, L. P.                    82,333
        3343 Peachtree Road N.E.
        Suite 1140, East Tower
        Atlanta, Georgia 30326
        Attn: Stephen Fleming

        TCI Online Sports Holdings, Inc.             1,666,667
        5619 DTC Parkway
        Englewood, Colorado 80111-3000
        Attn: Bruce Ravenel

        Reuters NewMedia Inc.                        1,666,667
        1700 Broadway
        New York, New York 10019
        Attn: Steven Lake

        New York Life Insurance Company                555,555
        51-Madison Avenue
        New York, New York 10010-1603
        Attn: Investment Department -
              Venture Capital Group, Room 207

        Antares Capital Fund II Limited Partnership    277,778
        10270 South Tropical Trail
        Merritt Island, Florida 32952
        Attn: Randall E. Poliner

        Transatlantic Venture Partners, C.V.           277,777
        3000 Sand Hill Road
        Building 2, Suite 205
        Menlo Park, California 49205
        Attn: Eric Di Benedetto

        Kleiner Perkins Caufield & Byers VII           488,334
        2750 Sand Hill Road
        Menlo Park, CA 94025

        KPCB VII Founders Fund                          53,333
        2750 Sand Hill Road
        Menlo Park, CA 94025

        KPCB Information Sciences Zaibatsu Fund II      13,889
        2750 Sand Hill Road
        Menlo Park, CA 94025

        Stanford University                             27,777
        2770 Sand Hill Road
        Menlo Park, California 94025
        Attn: Carol Gilmer

        Andrew Chase and Laura Chase, Trustees          13,888
        Chase 1991 Revocable Trust
        145 Stonegate Road
        Portola Valley, California 94028

        Richard A. Petit                                10,000
        1270 Forest Avenue
        Palo Alto, California 94301

                                    EXHIBIT C

                                LIST OF INVESTORS

                                              NUMBER OF SHARES HELD
        NAME AND ADDRESS                         SERIES C STOCK
        -----------------------------------   ---------------------
        US West Interactive Services, Inc.           2,589,630
        9000 East Nichols
        Englewood, Colorado 80122
        Attn: John O'Farrell

        Alliance Technology Ventures, L.P.              85,453
        3343 Peachtree Road N.E.
        Suite 1140, East Tower
        Atlanta, Georgia 30326
        Attn: Stephen Fleming

        ATV/MFJ Parallel Fund, L.P.                      6,847
        3343 Peachtree Road N.E.
        Suite 1140, East Tower
        Atlanta, Georgia 30326
        Attn: Stephen Fleming

        Reuters NewMedia Inc.                          447,515
        1700 Broadway
        New York, New York 10019
        Attn: Steven Lake

        New York Life Insurance Company                833,333
        51 Madison Avenue
        New York, New York 10010-1603
        Attn: Investment Department -
        Venture Capital Group, Room 207

        Antares Capital Fund II Limited Partnership    100,000
        10270 South Tropical Trail
        Merritt Island, Florida 32952
        Attn: Randall E. Poliner

        Transatlantic Venture Partners, C.V.           416,667
        3000 Sand Hill Road
        Building 2, Suite 205
        Menlo Park, California 49205
        Attn: Eric Di Benedetto

        Kleiner Perkins Caufield & Byers VII           487,500
        2750 Sand Hill Road
        Menlo Park, CA 94025

        KPCB Information Sciences Zaibatsu Fund II      12,500
        2750 Sand Hill Road
        Menlo Park, CA 94025

        Stanford University                              9,259
        2770 Sand Hill Road
        Menlo Park, California 94025
        Attn: Carol Gilmer

        Andrew Chase and Laura Chase, Trustees          11,296
        Chase 1991 Revocable Trust
        145 Stonegate Road
        Portola Valley, California 94028

        Natio Vie Developpement II                     266,666
        c/o BANEXI
        12, rue Chauchat
        75009 Paris, France
        Attn: Dominique Bellanger

        Natio Nouveaux Marches Europe                   66,667
        c/o BANEXI
        12, rue Chauchat
        75009 Paris, France
        Attn: Dominique Bellanger

                                   EXHIBIT D

                     LIST OF SHARES HELD BY ZANFT AND LEVY

                                                NUMBER OF SHARES
                  NAME                        OF COMMON STOCK HELD
        -----------------------------------   ---------------------
        Michael Levy                                 3,800,000

        Estate of Burk Zanft                         2,000,000 (directly)
                                                       500,000 (by Warrant)